UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GREATER COMMUNITY BANCORP

(Name of Registrant as Specified in its Charter)
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GREATER COMMUNITY BANCORP
55 Union Boulevard
Totowa, New Jersey 07512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	4:00 p.m. on Tuesday, April 18, 2006
PLACE	55 Union Boulevard Totowa, New Jersey 07512
ITEMS OF BUSINESS

1.     To elect four members of the Board of Directors, whose terms are described in the Proxy Statement.

2.    To approve the 2006 Long-Term Stock Compensation Plan, which generally gives a Committee of the Board, comprised solely of independent members, authority to grant nonqualified stock options and award restricted stock to officers and key employees. This plan authorizes up to a maximum of options and restricted share awards for 400,000 shares of which a maximum of 100,000 may be restricted shares.

3.     To transact such other business as may properly come before the Meeting and any adjournment thereof.

RECORD DATE	Holders of Common Shares of record at the close of business on March 1, 2006 are entitled to vote at the Meeting.

ANNUAL REPORT	The Company’s 2005 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING
It is important that your Shares be represented and voted at the Meeting. You can vote your Shares by marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope furnished for that purpose. The Company’s Board of Directors solicits the enclosed proxy and requests that you promptly complete and mail the proxy card so that a quorum will be established for the Meeting without further expense to the Company. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting. Stockholders are cordially invited to attend the Meeting in person. If you attend the Annual Meeting and vote in person, the enclosed Proxy Card will not be used.

Totowa, New Jersey March 16, 2006	By order of the Board of Directors, Jeannette Chardavoyne, Vice President & Secretary

GREATER COMMUNITY BANCORP
55 Union Boulevard
Totowa, New Jersey 07512
973-942-1111

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are furnished in connection with the solicitation by the Board of Directors of Greater Community Bancorp (the “Company”), a New Jersey corporation, of proxies to be voted at the Company’s 2006 Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”), including any adjourned meeting.

You are cordially invited to attend the Meeting on Tuesday, April 18, 2006 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company’s headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

The Company’s 2005 fiscal year began on January 1, 2005 and ended on December 31, 2005. All references in this Proxy Statement to the year 2005 or fiscal 2005 refer to that twelve-month period.

This Proxy Statement and accompanying forms of proxy and voting instructions are first being mailed on or about March 16, 2006 to stockholders of record on March 1, 2006 (the “Record Date”).

Purposes of the Annual Meeting
At the Meeting stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, including the election of directors and approval of the 2006 Long-Term Stock Compensation Plan. In addition, management will report on the performance of the Company during fiscal 2005 and respond to questions from stockholders directly relating to such performance.

Proxies
Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, the persons acting as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote
The securities entitled to vote at the Meeting consist of the Company’s common stock, $0.50 par value per share (“Common Stock”). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or adjournments thereof. On December 31, 2005, 7,988,182 shares of Common Stock (“Shares”) were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record (“nominee”), your nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.

Required Vote
The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of the votes duly cast is required for the election of directors (the nominees receiving the greatest number of votes will be elected). Votes withheld and broker “non-votes” are not counted for purposes of electing directors.

The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker “non-vote” is not so counted.

Principal Stockholders
The Company knows of no individual or group that beneficially owned more than 5% of the Common Stock on the Record Date other than John L. Soldoveri, former Chairman Emeritus of the Company. The following table provides information about Mr. Soldoveri’s beneficial ownership of Common Stock as of the close of business on December 31, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class
John L. Soldoveri 55 Union Boulevard Totowa, NJ 07512	819,724	10.26%*

* Based on 7,988,182 shares issued and outstanding on December 31, 2005. Includes 118,838 shares held by spouse, 22,122 shares held in IRA. Also includes 80,991 shares held by a nonprofit foundation of which Mr. Soldoveri is a director; Mr. Soldoveri has no pecuniary interest in the foundation’s shares.

Multiple Copies of Annual Report
The Company’s 2005 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment plan statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue multiple mailings or resume the mailing of an Annual Report to an account, write to the Corporate Secretary c/o Greater Community Bancorp at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 973-942-1111, ext. 1033.

If you own your shares through a nominee and receive more than one copy of the Company’s Annual Report, contact the nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation
The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company’s behalf by its directors, officers or employees, without compensation other than their regular compensation, in person or by telephone, facsimile or other electronic means. In accordance with regulations of the Securities and Exchange Commission (“SEC”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance
The Company’s transfer agent is Registrar & Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues, can be handled by writing to Registrar & Transfer Company, Attn: Investor Relations, 10 Commerce Drive, Cranford, NJ 07016-3572.

GOVERNANCE OF THE COMPANY

General
Under the New Jersey Business Corporation Act and the Company’s Certificate of Incorporation and Bylaws, the Company’s business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company’s business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Each member of the Board of Directors also serves as a director of at least one of the Company’s subsidiary banks.

Director Independence
The Company’s Board has determined that a majority of the directors and all members of the Board’s Nominating and Corporate Governance Committee and Compensation Committee are “independent” for purposes of the rules of the National Association of Securities Dealers (NASD) relating to corporate governance of issuers such as the Company whose securities are listed on Nasdaq. The Board has also determined that all members of the Audit Committee are “independent” for purposes of both the NASD rules and Section 10A(3)(b)(1) of the Securities Exchange Act of 1934.

Specifically, the Board determined that the following directors are independent: M.A. Bramante, William T. Ferguson, Angelo J. Genova, Alfred R. Urbano, Charles J. Volpe and David Waldman. The Board based its determinations primarily on a review of directors’ responses to questions about employment and transaction history, affiliations and family and other relationships, as well as on discussions with directors. The Board concluded that the following relationships are immaterial in making its determinations of independence:

•
Loans made by a bank subsidiary of the Company to directors or their family members or affiliates, including loans personally guaranteed by a director, if such loans comply with applicable governmental regulations on insider loans and are not classified as substandard, doubtful or loss by the bank or any bank regulatory agency that supervises the bank subsidiary.

•	Deposit, securities brokerage and similar customer relationships that are on usual and customary market terms and conditions.

•
Purchases of goods or services by the Company and its subsidiaries, from a business in which the director or member of his immediate family is a partner, shareholder or director, if the annual aggregate purchases of goods or services from such director’s affiliated business in the last three years did not exceed the greater of $200,000 or 5% of the gross revenues of such business.

•	The ownership of Company stock by a director, members of his family or affiliated entities.

Meetings
The Board has regular monthly meetings and may also have special meetings. During 2005 the full Board held 12 meetings and committees of the Board held 29 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 2005 of the full Board and committees on which they served.

Executive Sessions of Non-Management Directors
During 2005 the Board adopted a policy of holding regular executive sessions, attended only by independent members of the Board. The executive sessions occur at least every third regularly scheduled monthly Board meeting.

Stockholder Communications with Directors
The Board has adopted a formal policy for stockholders to send communications to the Board or to individual Board members by addressing their communication to the “Chairman of the Nominating and Corporate Governance Committee” at Greater Community Bancorp, 55 Union Boulevard, Totowa, New Jersey 07512. The letter should state the author is a stockholder and if shares are not held of record should also include appropriate evidence of stock ownership. The Chairman may disregard any communication that is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors. All such communications will be kept confidential to the extent possible. The Corporate Secretary will maintain a log of shareholder communications for review by Board members and the Chairman will discuss such communications with the Board Chairman or appropriate committee chairman.

Policy Relating to Director Attendance at Annual Meetings of Stockholders
During 2004, the Company adopted a policy that all directors shall attend the annual meeting of shareholders absent a compelling reason, such as illness, family or medical emergencies, and other than incumbent directors whose terms of office as a director will expire at the annual meeting and who are not nominated for reelection to a further term of office. All members of the Company’s Board of Directors attended the 2005 Annual Meeting of Stockholders.

Code of Ethics
The Board of Directors has adopted a Code of Ethics under the Sarbanes-Oxley Act of 2002 and related SEC regulations governing the Company’s directors, principal executive officer and principal financial officer or persons performing similar functions. The Code is available on the Company’s Internet website at www.greatercommunity.com. The Code provides fundamental principles to which executive officers and directors are expected to adhere and advocate. These principles are designed to deter wrongdoing and to promote

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and other documents that the Company files with the SEC and other public communications that the Company makes;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of this Code of Ethics to an appropriate person or persons identified in this Code of Ethics; and
•	accountability for adherence to this Code.

The company’s executive officers and directors have received copies of this Code of Ethics and are required to become familiar with it and are informed that their continued association with the Company depends upon their full compliance with this Code.

Committees of the Board of Directors
During 2005 the Board of Directors had five ongoing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Stock Option Committee. Except for the Executive Committee only independent directors serve on these committees.

Executive Committee. The Executive Committee is comprised of the Chairman, the President and four additional members proposed by the Chairman and appointed by the Board. The four additional members on the date of this Proxy Statement are M.A. Bramante, Robert C. Soldoveri, Alfred R. Urbano and Charles J. Volpe. The Executive Committee may exercise the powers of the full Board in the management of the Company’s business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the Board. The Executive Committee met 14 times in 2005.

Audit Committee. The Audit Committee is comprised of three members of the Board of Directors appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee. Charles J. Volpe serves as Chairman of the Audit Committee. The other members are M.A. Bramante and Alfred R. Urbano. The Board of Directors has determined that Mr. Urbano meets the SEC criteria for an “audit committee financial expert” as well as independence and thus meets the NASD requirement of financial sophistication for at least one member of the Audit Committee.

A copy of the Audit Committee’s formal Charter was attached to the Company’s Proxy Statement for the 2004 Annual Meeting. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis.

The Charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of the Company’s outside auditors; reviewing with management and independent auditors the Company’s quarterly and annual operating results, including press releases; considering the appropriateness of the Company’s internal accounting and auditing procedures; considering the independence of the Company’s outside auditors; reviewing the risk management and internal compliance functions; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the Company’s internal audit personnel and reviewing the response of management to those reports; and reviewing and approving all related-party transactions other than loan transactions.

The Audit Committee also administers procedures established by the Board for the confidential submission by employees of the Company of concerns about questionable accounting or auditing matters. Those procedures enable an employee to send information and concerns on an anonymous basis to an independent company, which then forwards the information to designated representatives of the Audit Committee, who then in turn take action they deem appropriate in discussion with the other members of the Audit Committee. Those procedures have been communicated to employees. The Company’s outside auditors and internal audit personnel have unrestricted access to the Audit Committee. The Audit Committee reports to the full Board about its actions on important matters coming before the Committee. The Committee met formally 11 times in 2005.

Compensation Committee. The Compensation Committee is comprised of three members of the Board. Charles J. Volpe serves as Chairman and the other members are M.A. Bramante and Alfred R. Urbano. The Compensation Committee is responsible for evaluating the performance of the Company’s chief executive officer and chief operating officer and recommending their compensation to the full Board for final determination by the Board. The chief executive officer and chief operating officer are not present when the Compensation Committee meets to recommend the compensation of those two officers. The Board of Directors approved at their meeting held on February 21, 2006 the consolidation of the Stock Option Committee to become a part of the Compensation Committee. The Compensation Committee held two meetings in 2005.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of three members of the Board. M.A. Bramante serves as Chairman and the other members are Alfred R. Urbano and Charles J. Volpe. The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of candidates for election, including candidate recommendations made by stockholders, and recommending nominees for election as directors to the Board for its final determination. The Committee, after evaluating the qualifications and experience of Angelo J. Genova, recommended that he be elected to the board. The Committee recommended to the Board that the four current directors whose terms expire at the Annual Meeting stand for re-election at the Meeting. The Committee is also responsible for recommending to the Board the members of Board committees for appointment by the full Board, reviewing and revising the Company’s Code of Ethics, reviewing adherence to the Company’s Corporate Governance Guidelines and its Code of Ethics and making recommendations to the Board regarding other corporate governance matters. The Committee’s current Charter was filed with the SEC during January 2005. The Nominating and Corporate Governance Charter is available on the Company’s internet website at www.greatercommunity.com.

Stock Option Committee. The Stock Option Committee has been responsible for granting options under, and otherwise administering, the Company’s Stock Option Plans. The Committee also makes recommendations to the Board concerning matters relating to other stock-based compensation that may be granted by the Company, including recommendation of the adoption of the 2006 Long-Term Stock Compensation Plan being presented to stockholders for approval at the Meeting. Alfred R. Urbano has acted as Chairman of the Stock Option Committee, and its other members have been M. A. Bramante, William T. Ferguson and Charles J. Volpe. The Committee met once in 2005. On February 21, 2006, the Board of Directors dissolved the Stock Option Committee and transferred its functions to the Compensation Committee.

Report of the Audit Committee
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

March 16, 2006

To the Board of Directors of Greater Community Bancorp:

The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee reviews the Company’s financial reporting process on the Board’s behalf. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“USGAAP”). The Company’s outside independent auditor audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the Company’s financial position, results of operations and cash flows in conformity with USGAAP, audits management’s assessment of its maintenance of effective internal control over financial reporting, expresses an opinion on management’s assessment as to whether it is fairly stated and whether the Company maintained, in all material respects, effective control over financial reporting, and discusses with us any issues it believes should be raised with us.

We discussed with the Company’s outside independent auditor for 2005, McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). We have also received the written disclosures and the letter from the independent auditor required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with such auditor its independence from the Company. We also confirmed that the independent auditor’s provision of non-audit services is compatible with its independence from the Company.

The Audit Committee discussed with management, the internal auditors and the outside auditor the quality and adequacy of the Company’s internal controls and internal audit functions, organization, responsibilities, budget and staffing. We also reviewed with both the internal and outside auditor their respective audit plans, audit scope and identification of audit risks.

During 2005, the Audit Committee met three times to discuss the interim financial information contained in the Company’s quarterly reports on SEC Form 10-Q with the Company’s Chief Financial Officer and the outside auditor prior to public release. We have also reviewed and discussed with management and the outside auditor the Company’s audited financial statements for fiscal 2005.

Based on the reviews and discussions described above, we recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2005 for filing with the Securities and Exchange Commission.

Charles J. Volpe, Chairman
M.A. Bramante
Alfred R. Urbano

Compensation of Directors
The Company compensates its nonemployee directors through a combination of cash fees, periodic grants of stock options and a non-qualified retirement plan (see “Directors’ Retirement Plan” below). Nonemployee directors are also compensated for attending meetings of the respective Boards of the bank subsidiaries of which they are directors and committees of the bank boards.

In 2005 the Company’s nonemployee directors were compensated for services rendered in that capacity at the rate of $600 per full board meeting attended, $500 for each Audit Committee meeting attended, $400 for each Executive Committee meeting attended and $200 for all other committee meetings attended. In addition, each nonemployee director was compensated a stipend of $5,000 at the beginning of 2005. Charles J. Volpe was compensated an additional stipend of $500 per month for serving as Chairman of the Audit Committee. The Company compensated its nonemployee directors a total of $94,000 for 2005 in those capacities. (Such amounts include earned fees and stipends that those directors elected to be deferred under the Directors’ Deferred Compensation Plan.) The Board of Directors of the Company has not approved any fee increases for 2006.

In 2005 the nonemployee directors of Greater Community Bank (GCB) and Bergen Commercial Bank (BCB) were compensated $600 for each meeting of the Bank Board attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. GCB compensated its nonemployee directors a total of $221,600 (including deferred amounts) in directors’ fees during 2005 for acting in those capacities, of which $115,988 was earned by GCB directors who are also nonemployee directors of the Company. BCB compensated its nonemployee directors a total of $131,332 (including deferred amounts) in directors’ fees in 2005 for acting in those capacities, of which $51,456 was earned by to those BCB directors who are also nonemployee directors of the Company.

Commencing in 2005, nonemployee directors of Highland Capital Corp. (“HCC”) received a $500 per month fee for meetings attended. Mr. Urbano is the only nonemployee director of HCC on the date of this Proxy Statement.

In 2005 Rock Community Bank’s (“RCB”) nonemployee directors were compensated $200 for each Board meeting attended and each nonemployee director on the Loan & Investment Committee was compensated $100 for each meeting of that Committee attended. The RCB compensated its nonemployee directors a total of $12,200 in director fees in 2005, of which $2,000 was paid to one RCB director who is also a nonemployee director of the Company.

Directors’ Deferred Compensation Plan
Effective January 1, 1999 the Company established a deferred compensation plan for nonemployee directors of the Company and GCB and BCB (“Deferred Compensation Plan”). A participating director was permitted to defer payment of a specified amount up to 100% of his monthly board fees and/or stipend as a director of both the Company and a subsidiary bank using fees actually earned in 1997 for a 5-year period commencing January 1999 and ending December 2003. Deferred amounts earn interest at the rate of 10% per annum. At benefit eligibility date, the benefit under the Deferred Compensation Plan is payable in the form of a monthly annuity for 10 years. If a director becomes disabled before attaining his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annuitized value of his deferral account, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. The Deferred Compensation Plan also provides a $10,000 death benefit payable to the director’s beneficiary. All nonemployee directors of the Company except for Robert C. Soldoveri, David Waldman and Alfred R. Urbano are participating in the Deferred Compensation Plan.

Stock Option Plans
The Company has adopted several stock option plans for nonemployee directors. The most recently adopted plan was the 2001 Stock Option Plan for Nonemployee Directors. No options were granted to nonemployee directors after 2001.

Nonemployee Director Compensation Table
The following table summarizes cash compensation earned in 2005 by the Company’s nonemployee directors. (Information about executive officers Anthony M. Bruno, Jr. and C. Mark Campbell is presented in the tables below regarding executive compensation (See “EXECUTIVE COMPENSATION AND OTHER BENEFITS --Summary Compensation Table” and “--Aggregated Option Exercises in Last Fiscal Year and Year-end Option Values.”) Meeting fees primarily consist of stipends and fees for attending meetings of the boards of directors of the Company, its bank subsidiaries and their committees. The table also presents information about unexercised stock options held by nonemployee directors at the end of 2005 and options exercised during 2005. All unexercised options were exercisable at the end of 2005.

NONEMPLOYEE DIRECTOR COMPENSATION FOR 2005

	Cash Compensation Earned(1)	Exercise of Stock Options	Number of Shares Underlying Unexercised Options at Fiscal Year End	Dollar Value of Unexercised in-the- Money Options at Fiscal Year End(3)
Name	Meeting Fees & Other ($)	No. of Shares Acquired (#) / Value Realized on Exercise ($)(2)	Exercisable	Exercisable
M.A. Bramante	$42,512		11,476	$102,593

William T. Ferguson	$21,600		2,560	$ 20,117

Robert C. Soldoveri	$40,000

		832 (#)
Alfred R. Urbano	$40,700	$7,412($)	474	$ 3,072

Charles J. Volpe	$69,656		11,855	$106,224

		925 (#)
David Waldman	$13,600	$6,776($)	472	$ 3,059

(1)	Includes amounts for which payment has been deferred under the Deferred Compensation Plan. Does not include value realized on exercise of stock options.
(2)
Values realized on exercise of options have been calculated as the difference between (a) $14.90, the value of Shares subject to such options using the mean between the high and low price per share of the Common Stock on December 31, 2005, as quoted by the Nasdaq National Market, and (b) the aggregate price payable on exercise of the options.

(3)
All unexercised options were “in-the-money” at the end of 2005. Year-end values have been calculated as the difference between (a) $14.90, the value of Shares subject to such options using the mean between the high and low price per share of the Common Stock on December 31, 2005, as quoted by the Nasdaq National Market, and (b) the aggregate price payable on exercise of the options.

Directors’ Retirement Plan
The Company maintains a noncontributory nonqualified retirement plan for nonemployee directors of the Company, GCB and BCB (“Directors’ Retirement Plan”), except for Mr. Soldoveri, whose plan is contributory via a secular trust. The Directors’ Retirement Plan is designed to provide a benefit to those nonemployee directors who, at retirement age, will have a minimum of 15 years of service on their respective Board(s) of which at least five years occur after the Directors’ Retirement Plan was established in 1999. Each participant’s retirement benefit is 75% of his projected annual board fees earned in the year prior to his normal retirement date (the later of age 65 or five years of plan participation), using fees actually earned in 1997 plus assumed increases in such fees based upon annual compounding at the rate of 5%, subject to a maximum amount specified in each participating director’s Joinder Agreement. If a director becomes disabled before reaching his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annuitized value of his accrued benefit, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. If the director’s services are terminated following a “change-in-control”, the director is entitled to receive the full retirement benefit, commencing 30 days after termination.

All nonemployee directors of the Company except for Mr. Waldman were participants in the Directors’ Retirement Plan at the end of 2005. If the participating directors continue to serve as directors and retire at their benefit eligibility dates (the later of age 65 or five years of plan participation), the estimated annual pensions payable to them under the plan would be as follows: Dr. Bramante, $12,420; Mr. Ferguson, $11,136; Mr. Lobosco, $13,812; Mr. Soldoveri, $23,160; Mr. Urbano, $15,084; and Mr. Volpe, $16,416. These amounts are payable in monthly installments over a period of ten years. Other actuarially equivalent forms of payment are optionally permitted.

In January 2004, the Board of Directors approved a plan to implement an optional secular trust program for all directors that choose to participate.  During 2004, only Mr. Soldoveri’s secular trust had been implemented. The Company has contributed $12,300 to Mr. Soldoveri’s secular trust since inception.

Certain Relationships and Related Transactions
Anjo Realty, LLC, a limited liability company in which the Company’s Chairman, Anthony M. Bruno, Jr., has a 14% interest, and the Company’s former Chairman Emeritus, John L. Soldoveri, has a 51% interest, owns the building in which the Company’s offices and GCB’s main office are located. The rent paid in 2005 was $262,843.

The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $10,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts it pays to indemnify directors and officers. The 2005 premium for the policy was $39,616.

Directors and officers of the Company and their associates were customers of and had transactions with its subsidiary banks during 2005. It is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the respective banks’ ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 2005, the total amount of loans outstanding from the Company’s bank subsidiaries to the executive officers and directors of the Company and their affiliates was $24.5 million which represented 37.9% of the Company’s consolidated stockholders’ equity on that date. At that date, the bank subsidiaries in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $3.5 million at various rates, to the Company’s directors, executive officers and their affiliates.

Share Ownership of Management and Directors
The following table provides information about the beneficial ownership of Common Stock on December 31, 2005 by each director and executive officer of the Company and by all such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All of the named person’s shares are deemed to be subject to that person’s sole voting power and sole investment power unless otherwise indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*		Percent of Class*
M.A. Bramante	137,649	(a)	1.72%
Anthony M. Bruno, Jr.	205,063	(b)	2.55%
C. Mark Campbell	239,796	(c)	2.97%
William T. Ferguson	75,857	(d)	0.95%
Angelo J. Genova	0		0%
Stephen J. Mauger	5,649	(e)	0.07%
Naqi A. Naqvi	28,954	(f)	0.36%
Robert C. Soldoveri	5,252		0.07%
Alfred R. Urbano	243,169	(g)	3.04%
Charles J. Volpe	105,519	(h)	1.32%
David Waldman	26,392	(i)	0.33%
Leo J. Faresich	4,244	(j)	0.05%
All directors and executive officers as a group (12 in number including individuals named above)(k).	1,077,544	(a)-(k)	13.19%

(*)      Based on 7,988,182 shares issued and outstanding on December 31, 2005. Beneficially owned shares also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by others.

(a)	Includes 84,179 shares in IRA, 33,762 shares held by wife and 11,476 shares subject to stock options, all of which were exercised on January 26, 2006.

(b)	Includes 37,975 shares subject to stock options, of which 25,829 shares were exercised on February 2, 2006, 18,379 shares in IRA, 1,758 shares in 401(k) Plan and 12,625 shares held by wife.

(c)
Includes 96,690 shares subject to stock options, of which 86,440 shares were exercised on January 5, 2006, 51,751 shares in 401(k) Plan, 6,279 shares in IRA, 1,185 shares held by wife individually and 4,786 shares held in wife’s IRA.

(d)	Includes 2,559 shares subject to stock options, 27,144 held jointly with wife and 651 shares held in wife’s IRA.

(e)	Includes 5,125 shares subject to stock options.

(f)	Includes 15,325 shares subject to stock options and 7,396 shares in 401(k) Plan.

(g)	Includes 471 shares subject to stock options.

(h)	Includes 11,855 shares subject to stock options, 8,597 shares in IRA, 3,269 shares held through a partnership, 2,293 held jointly with wife and 1,963 shares held by wife.

(i)	Includes 10,049 shares held in IRA, 12,959 shares held by wife, and 472 shares subject to stock options, all of which were exercised on January 6, 2006.

(j)	Includes 4,244 shares held in IRA. Mr. Faresich left the Company’s employment in September 2005.

(k)	The total for all directors and executive officers includes 181,948 shares subject to stock options, of which 124,217 were exercised prior to the date of this Proxy Statement.

Fees of Independent Auditors for 2005 and 2004
The following table presents fees for professional services rendered by the Company’s independent auditors, McGladrey & Pullen, LLP for the audit of the Company’s annual financial statements for 2005 and 2004, respectively, and for audit-related services. The table also presents fees for professional tax services rendered by RSM McGladrey, Inc. (an independent company associated with McGladrey & Pullen, LLP, through an alternative practice structure) for those fiscal years. All non-audit services were approved in advance by the Audit Committee, and fees for such services constituted less than 15% of total fees for both years.

	2005	2004
Audit fees (1)	267,496	228,952
Audit-related fees (2)	$21,985	$16,032
Tax fees (3)	30,566	7,285
Total Fees	$320,047	$252,269

(1)     Represents fees for professional services provided in connection with the integrated audit of the annual consolidated financial statements and internal controls over financial reporting and review of interim financial statements.

(2)    Represents fees for professional services provided in connection with audits of the 401(k) plan and audit services provided in connection with other statutory or regulatory filings.

(3)    Represents fees for professional services provided in connection with tax return preparation and miscellaneous tax research and consulting.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file reports of Common Stock holdings and transactions with the SEC. Most transactions are required to be reported two business days after the date on which they occur. Based solely on a review of SEC Forms 3, 4 and 5 and amendments thereto furnished to the Company during 2005 and with respect to 2005, Company records and other information, the Company believes that a former Director whose term of office ended in early 2005, indicated in the following table, failed to file on a timely basis one report which he was required to file with respect to transactions in Common Stock during fiscal 2005. The Company is not aware of any failure to file a required report.

Name of Reporting Person	No. of Late Reports	No. of Transactions
Joseph A. Lobosco	1	1

PROPOSAL ONE - ELECTION OF DIRECTORS

The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at nine. Four persons are to be re-elected at the Meeting. Three persons whose present three-year terms are expiring are to be re-elected for three-year terms and one person who was recently elected as a director by the Board is to be re-elected at the Meeting for a one-year term. The terms of the remaining five directors will continue beyond the Meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board has proposed the following nominees, all of whom are members of the present Board, for election as directors at the Meeting:

Nominees for Election as Directors with three-year terms expiring in 2009:

M. A. Bramante
William T. Ferguson
David Waldman

Nominee for Election as a Director with a one-year term expiring in 2007:

Angelo J. Genova

The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

The Nominating and Corporate Governance Committee considers director candidates recommended by stockholders. The Committee's members are all "independent" under applicable Nasdaq Rules. The following discussion is only a summary of the Committee's Charter.

A recommendation must be in writing and delivered to the Secretary of the Company at its principal office within a time period that is generally not later than the close of business on the 120th day nor earlier than the 180th day before the first anniversary of the preceding year's annual meeting of stockholders. Such recommendations must set forth, among other things: (i) the candidate's name, address and contact information; (ii) the number of shares of the Company owned by the candidate; (iii) the candidate's business professional and educational experience; (iv) the candidate's written consent to be named in the proxy statement as a nominee if nominated and to serve as a director if elected; (v) a statement detailing all relationships between the candidate and the Company; (vi) all other information required to be disclosed about the candidate in solicitations for proxies for election of directors in proxy contests, or otherwise required under SEC Proxy Rules; (vii) information enabling the Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria established by the Committee; (viii) detailed information about any relationship between the candidate and the proposing stockholder; and (ix) the proposing stockholder's name, address and number of shares owned.

Each individual nominated by the Committee shall, in the Committee's judgment, satisfy the following Minimum Criteria: (i) satisfaction of all applicable laws, rules, regulations and securities listing standards applicable to the Company; (ii) business and professional experience that will enable the nominee to provide useful input to the Board; (iii) experience and areas of expertise that will enhance the Board's overall composition; (iv) reputation for honest and ethical conduct; (v) working knowledge of the types of responsibilities expected of directors of a publicly-traded corporation; and (vi) ownership or agreement to acquire ownership of at least 1,000 shares of the Company's Common Stock.

The Committee's process for identifying and evaluating director nominee candidates includes (i) a review of information provided by the proponent; (ii) a review of reference letters from at least two sources the Committee considers reputable; (iii) a personal interview with the candidate; and (iv) a review of such other information as the Committee determines to be relevant. There is no difference in the manner in which the Committee evaluates nominees based on whether the nominee is recommended by a stockholder.

Other nominations may be made pursuant to the Company’s Bylaws, which require, among other things, advance written notice to the Company’s Chairman of the Board. Any such nomination must be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 4, 2006. However, if less than 21 days’ notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day after the day on which the Notice of Meeting was mailed.

The Company’s Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between annual meetings of stockholders. The Board recently elected Mr. Genova as a director pursuant to this authority. In the event of any such increase in the number of directors by the Board, the Board will fix the terms of the directors filling such vacancies so as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the increased Board. A director elected by the Board to fill a vacancy created in this manner will serve only until the next annual meeting of stockholders, at which time the stockholders will elect that director’s successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board has no present plans to make any such increase and fill vacancies before the Meeting.

The persons named as proxies in the Proxy solicited by the Board will vote for the election of the nominees named in this Proxy Statement. If any nominee is unable to serve, either the Shares represented by all properly executed and unrevoked proxies will be voted to elect such substitute as the Board may recommend, or the size of the Board will be reduced to eliminate the vacancy. At this time the Board knows of no reason why any of the nominees would be unable to serve.

The following pages describe the principal occupation, age as of the Record Date and certain other information about each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2009
M.A. Bramante, a founding director of both the Company and Greater Community Bank since 1985. Chairman of the Nominating and Corporate Governance Committee. Member of Audit Committee, Executive Committee and Compensation Committee. Retired orthodontist; formerly President of M.A. Bramante, DDS, P.A., 1960-1996. Age: 73.

William T. Ferguson, a founding director of both the Company and Greater Community Bank since 1985. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 63.

David Waldman, a director of the Company since 1999. Director of Rock Community Bank from 1999 through 2005, and now a director of Greater Community Bank as a result of the merger of the bank subsidiaries at the end of December 2005. Attorney, President of Waldman, Renda & Mc Kinney, a Law Office. Age: 66.

Directors Whose Terms Will Expire in 2007
Anthony M. Bruno, Jr., CEO of the Company since September 2003 and Chairman of the Company since April 2002. Director and Vice Chairman of the Company, 1995 until April 2002 when he became Chairman. Member of Executive Committee. Founding Director of the Company and Greater Community Bank in 1985 from which he resigned in 1987 to form Bergen Commercial Bank. He became a director of the Company again in 1995. Chairman and Director of Bergen Commercial Bank since 1987, which positions changed as a result of the merger of the bank subsidiaries at the end of 2005. Chairman, President and CEO of Greater Community Bank since September 2003, which positions changed to Chairman and CEO as a result of the merger of the bank subsidiaries at the end of 2005. Director of Highland Capital Corp. Former member of Bruno, DiBello & Co. L.L.C./CPA. Minority partner in Anjo Realty, LLC (real estate investments). Mr. Bruno is a nephew of John L. Soldoveri, first cousin of Robert C. Soldoveri, and C. Mark Campbell’s brother-in-law. Age: 51.

Angelo J. Genova, elected to the Company’s Board as a Director effective February 14, 2006. Attorney At Law, admitted to practice in State Courts in New York and New Jersey, U.S. District Courts for the District of New Jersey, Southern New York and Eastern New York, U.S. Courts of Appeals for the Second and Third Circuits, and the United States Supreme Court . Attorney, Senior Partner of Genova Burns & Vernoia. Age: 52.

Alfred R. Urbano, Director of the Company and Greater Community Bank from 1986 through mid-1997 and from 1998 to the present. Director of Highland Capital Corp. and member of the Executive Committee, Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee. President, Rubicon Realty Corp. (real estate investments) since 1980. Age: 59.

Directors Whose Terms Will Expire in 2008
C. Mark Campbell, Director, President and COO of the Company since September 1, 2003, formerly Director and Executive Vice President of the Company since 1995; member of the Executive Committee; Director, President and CEO of Bergen Commercial Bank since 1987 which positions changed as a result of the merger of the bank subsidiaries at the end of 2005; Director, President and CEO of Rock Community Bank which positions changed as a result of the merger of the bank subsidiaries at the end of 2005; Director, President & COO of Greater

 Community Bank commencing as a result of the merger of the bank subsidiaries and Director of Highland Capital Corp. Mr. Campbell is Mr. Bruno’s brother-in-law. Age: 55.

Robert C. Soldoveri, Director of the Company and Greater Community Bank since September 2001; member of the Executive Committee. President of Northeast Equipment Transportation, Inc., a Managing Member of a realty management company, Solan Management, LLC; and Operating Manager of Minnisink Realty, LLC and Union Realty, LLC. Mr. Soldoveri is the son of John L. Soldoveri, retired Chairman Emeritus of the Company, and Mr. Bruno's first cousin. Age: 52.

Charles J. Volpe, Director of the Company since 1995; Director of Bergen Commercial Bank since 1987 through 2005, and now a director of Greater Community Bank as a result of the merger of the bank subsidiaries at the end of December 2005; Chairman of Audit Committee and Compensation Committee; member of Executive Committee and Nominating and Corporate Governance Committee. Chief Executive Officer, J.P. Patti Company (roofing). Age: 68.

Executive Officers
The following table provides certain information about the Company’s current executive officers.

Name	Office	Age as of Record Date	Year First Elected To Current Office
Anthony M. Bruno, Jr.	Chairman and Chief Executive Officer	51	2003
C. Mark Campbell	President and Chief Operating Officer	55	2003
Stephen J. Mauger	Senior Vice President, Treasurer and Chief Financial Officer	56	2005
Naqi A. Naqvi	Senior Vice President & Chief Auditor	48	2005

See above for additional information about the business backgrounds of Directors Bruno and Campbell.

Mr. Mauger joined Greater Community Services, Inc. in April 2004 as Vice President, Risk Management and served in such office until he was elected Senior Vice President, Treasurer and Chief Financial Officer of the Company and Greater Community Bank in November 2005.

Mr. Naqvi has served as Vice President, Treasurer and Chief Financial Officer of the Company and Greater Community Bank for over seventeen years and was promoted to Senior Vice President in January 2004. Mr. Naqvi was elected to serve as Senior Vice President and Chief Auditor in November 2005.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary Compensation Table
The following table summarizes compensation earned for the years ended December 31, 2005, 2004, and 2003 by the Company’s Chief Executive Officer during 2005 and its other executive officers whose total annual salary and bonus in 2005 exceeded $100,000.

	Annual Compensation				Long Term Compensation
Name and Principal Position(s) in 2005	Year	Salary($)	Bonus ($)(1)	Other Annual Compensation ($)	Stock Options Awarded (#) (2)
ANTHONY M. BRUNO, Jr. Chairman of the Board, Director and CEO of the Company and Greater Community Bank, Director of Highland Capital Corp.	2005 2004 2003	475,000 360,000 114,423	50,000 - -	390,905 (3) 1,065,739 (3) 90,033 (4)	- 10,250 -

C. MARK CAMPBELL Director, President and COO of the Company and Greater Community Bank; Director of Highland Capital Corp.	2005 2004 2003	370,000 350,000 246,077	22,500 - -	536,874 (5) 161,713 (5) 74,658 (5)	- 10,250 -

STEPHEN J. MAUGER Senior Vice President, Treasurer and CFO of the Company and Greater Community Bank	2005 2004 2003	123,461 67,596 -	5,000 - -	8,330 (6) - -	- 5,125 -

NAQI A. NAQVI Senior Vice President and Chief Auditor of the Company	2005 2004 2003	130,000 119,230 104,000	5,000 3,500 -	22,530 (7) 53,224 (7) 23,857 (7)	- 13,065 -

LEO J. FARESICH Senior Vice President and Chief Credit Officer of the Company; Executive Vice President and Senior Loan Officer of Bergen Commercial Bank and Rock Community Bank until September 2005	2005 2004 2003	113,653 138,000 135,000	10,000 7,500 2,000	15,515 (8) 57,385 (8) 19,085 (8)	- 7,687 -

(1)     Bonus amounts reflect year earned regardless of year of payment.

(2)	The numbers of shares underlying stock options awarded have been adjusted to reflect subsequently paid stock dividends.

(3)
Includes auto allowances of $10,800 for 2005 and 2004 and $3,600 for 2003; accruals under Supplemental Executive Retirement Plan of $68,660 for 2005 and $116,077 for 2004; $27,840 in 2005 and $27,174 in 2004 for employer contributions for 401(k) Plan; and income realized on exercise of stock options of $283,605 for 2005 and $911,687 for 2004.

(4)
Represents fees paid for attending meetings of the Board of Directors of the Company, Greater Community Bank and Bergen Commercial Bank and their respective committees; and director stipends of $52,033 for 2003.

(5)
Includes accruals under Supplemental Executive Retirement Plan ($83,434 for 2005 and 2004 and $35,417 for 2003); employer contributions to 401(k) Plan ($32,040 for 2005, $31,274 for 2004 and $28,441 for 2003); auto allowances ($10,800 for each year); and income realized on exercise of stock options of $410,600 for 2005 and $36,204 for 2004.

(6)	Includes employer contribution to 401(k) Plan $8,330 for 2005.

(7)
 Consists of employer contributions to 401(k) Plan ($17,880 for 2005, $16,093 for 2004 and $12,409 for 2003); auto allowances ($4,650 in 2005 and $4,200 for 2004 and 2003); and income realized on exercise of stock options ($32,931 for 2004 and $7,248 for 2003).

(8)
Consists of employer contributions to 401(k) Plan ($12,365 for 2005, $18,035 for 2004 and $14,885 for 2003); auto allowances ($3,150 for 2005 and $4,200 for 2004 and 2003); and income realized on exercise of stock options ($9,559 for 2005 and $35,149 for 2004).

Compensation Committee Report on Executive Compensation
The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Compensation Committee has furnished the following report on executive compensation for 2005.

All of the Company’s executive officers, with the exception of the Chief Auditor, are also executive officers of one or more of its subsidiaries. These executive officers devote a substantial portion of their time to and receive their salary and bonuses, where applicable, from such subsidiaries. The bank subsidiaries each have Personnel and/or Compensation Committees that make recommendations to their respective Boards of Directors. The compensation of the Chief Executive Officer and President of each bank subsidiary were subject to review and approval by the Company’s Board of Directors.

The Company’s policy with respect to executive compensation is one which seeks to compensate its executives fairly and adequately for their responsibilities, taking into account (i) the performance and profitability of the operating unit for which the executive is responsible (except in the case of the Company’s chief executive officer and the chief operating officer, who are responsible for the profitability of the Company as a whole, and additionally in the case of the chief executive officer and chief operating officer the performance and profitability of the particular bank subsidiary for which they are responsible), (ii) and prevailing levels of compensation for executives of other institutions in New Jersey with comparable responsibilities and experience. Confidential surveys of trade organizations are utilized to assess the competitive market place generally and peer groups specifically. It is the Company’s goal to remain competitive in an expanding financial services market and to enhance shareholder value by retaining experienced, productive executives. The Committee also considers performance relative to budgetary targets approved by the Company’s Board and the Board of each operating subsidiary.

In fixing executive compensation, the Committee takes into consideration the total compensation and benefit packages of the executives including insurance programs, the Company’s matching contribution to its 401(k) Plan, the Supplemental Executive Retirement Plans (SERPs) adopted in 1999 for the CEOs of Greater Community Bank and Bergen Commercial Bank and long-term stock-based compensation. The Committee considers the value and number of such grants as part of its long-term compensation strategy aimed at more directly relating overall executive compensation to increased shareholder value.

Charles J. Volpe, Chairman M.A. Bramante Alfred R. Urbano

Performance Graph
The line graph below compares the annual percentage change in the cumulative return to the holders of the Company’s common stock with the cumulative return of the Nasdaq Financial Institutions and the Nasdaq Bank Stock Indices for the five-year period ending on December 31, 2005. The graph assumes a $100 investment on December 31, 2000 and reinvestment of all dividends in the Company’s common stock or index, as applicable.

The information contained in the performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the performance graph by reference therein. The stock price performance on the graph is not necessarily indicative of future stock price performance.

Greater Community Bancorp

Option Grants During 2005
During 2005 the Company granted a total of 20,500 stock options under the 2001 Employee Stock Option Plan. No stock options were granted under such Plan to the Company’s current executive officers during 2005.

Aggregated Option Exercises in Last Fiscal Year and Year-end Option Values
The following table sets forth information with respect to the exercises of stock options during 2005 and unexercised options held by the named executive officers on December 31, 2005. All unexercised options were exercisable at year end.

			Number of Shares Underlying Unexercised	Dollar Value of Unexercised
			Options at	In-the-Money
			Fiscal Year End	Options at Fiscal Year End (1)
	# of Shares
	Acquired on	Value
Name	Exercise	Realized ($)(2)	Exercisable	Exercisable
Anthony M. Bruno, Jr.	30,006	283,605	37,975	$253,851
C. Mark Campbell	40,000	410,600	96,690	$823,687
Stephen J. Mauger	-	-	5,125	($2,203)
Naqi A. Naqvi	-	-	15,325	$890
Leo J. Faresich	3,390	9,559	0	$0

(1)
All unexercised options held by the named individuals were “in-the-money” at the end of 2005. The year-end values of such options have been calculated as the difference between (a) $14.90, the value of shares subject to such options using the mean between the high and low bid prices per share of the Common Stock on December 31, 2004, as quoted by the Nasdaq National Market, and (b) the aggregate price payable on exercise of the options.

(2)	The value realized upon exercise of stock options represents the difference between the market value of the shares purchased on the date of exercise and the aggregate option price payable on exercise.

Supplemental Executive Retirement Plans
The Company, GCB and BCB maintain Supplemental Executive Retirement Plans (“SERPs”). The SERPs are designed to provide key executives with a benefit equal to the difference between (i) 70% of their respective highest average three consecutive years of annual salary at retirement and (ii) the benefits in fact provided from the respective subsidiary bank’s funding of tax-qualified retirement plans (such as the 401(k) Plan). The amount of the SERPs pre-tax benefit upon retirement at age 65 was actuarially determined to be approximately $112,000 for Messrs. Bruno and Campbell. The benefits will be paid over 15 years. The Company intends to fund its obligations under the SERPs with the proceeds of insurance policies it purchased on the lives of these key executives. The Company contributed $254,000 to the SERPs for 2005.

Certain Agreements
On March 2, 2005, the Company and Greater Community Bank entered into an employment agreement with Mr. Bruno relating to his continued employment as the Company’s Chairman and Chief Executive Officer and as the Chairman, President and Chief Executive Officer of Greater Community Bank. The agreement provides for a term of one year that continuously renews on a daily basis. Mr. Bruno will be paid a minimum annual base salary of $475,000, plus an annual evaluation whether to award a bonus based on performance and other relevant considerations. Mr. Bruno’s Supplemental Executive Retirement Plan (SERP) will continue in effect. Mr. Bruno will also continue to participate in various employee benefit plans available to executives, including the 401(k) Plan, medical insurance plan, group term life insurance plan, and group disability plan. Mr. Bruno receives an auto allowance of not less than $900 per month and certain other benefits. He also remains eligible for the award of stock options under the Company’s stock option plans in effect from time to time.

If the Company terminates Mr. Bruno’s employment without “just cause” or if Mr. Bruno resigns upon at least one year’s notice, he would be entitled to receive as a severance benefit a continuation of his then base salary, as well as a continuation of other benefits, for a period of one year after the termination of employment. Such severance benefits would not be payable if Mr. Bruno competes with the Company or any bank subsidiary of the

Company in the manner and within the geographical area described in the agreement. In the event of certain terminations of employment within twelve months after a “change of control” of the Company or Greater Community Bank, as defined in the agreement, Mr. Bruno is generally entitled to receive 2.5 times his base annual compensation, less amounts paid after the change of control occurs, plus a continuation of other benefits for one year.

On March 2, 2005, the Company and Bergen Commercial Bank entered into a new employment agreement with Mr. Campbell relating to his continued employment as the Company’s President and Chief Operating Officer and as the President and Chief Executive Officer of Bergen Commercial Bank. The new agreement superseded Mr. Campbell’s 1998 employment agreement. Mr. Campbell will be paid a minimum annual base salary of $370,000, plus an annual evaluation whether to award a bonus based on performance and other relevant considerations. Mr. Campbell’s SERP remains in effect. In all other respects Mr. Campbell’s new employment agreement is the same as Mr. Bruno’s agreement described above.

PROPOSAL TWO - APPROVAL OF THE GREATER COMMUNITY BANCORP 2006 LONG-TERM STOCK COMPENSATION PLAN

APPROVAL OF THE 2006 LONG-TERM STOCK COMPENSATION PLAN

On February 14, 2006 the Board of Directors adopted and approved for submission to the Company’s stockholders the Greater Community Bancorp 2006 Long-Term Stock Compensation Plan (the “2006 Plan”). The full text of the 2006 Plan is attached to this Proxy Statement as Exhibit A. The following description of the 2006 Plan is qualified in its entirety by reference to Exhibit A. The purposes of the 2006 Plan are to provide additional incentive to officers and key employees of the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their responsibilities, to attract and retain competent and dedicated individuals, and to align the interests of those officers and employees more closely with the interests of the Company's stockholders.

TYPES OF OPTIONS AND AWARDS

The 2006 Plan provides that the Committee may grant Eligible Employees Nonqualified Stock Options and Restricted Stock Awards. "Nonqualified Stock Options" are stock options which do not qualify as “Incentive Stock Options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2006 Plan does not authorize the grant of “Incentive Stock Options” or Stock Appreciation Rights. All options and awards to be granted under the 2006 Plan are options for or awards relating to shares of the Common Stock.

SHARES SUBJECT TO THE 2006 PLAN

In approving the 2006 Plan, the Board of Directors provided that the maximum number of shares of Common Stock that may be issued or transferred pursuant to Nonqualified Stock Options and Restricted Stock will be 400,000, of which up to 100,000 shares may be issued or transferred pursuant to awards of Restricted Stock.

The 2006 Plan provides that the Committee shall conclusively determine the appropriate adjustments, if any, to the number of shares available and purchase price for stock options and awards in the case of a Change in Capitalization (as defined in the 2006 Plan).

TERMINATION AND AMENDMENT

The 2006 Plan will terminate on the day preceding the tenth anniversary of its effective date. However, the Board of Directors has the right to terminate the 2006 Plan at any time.

The Board also has the right to amend the 2006 Plan. However, except as provided under the 2006 Plan for a Change in Capitalization, the Board may not amend the 2006 Plan without the approval of the Company's stockholders in such a manner that would (a) increase the maximum number of shares as to which options or awards may be granted under the 2006 Plan, or (b) change the class of persons eligible to participate.

The following amendments do not require stockholder approval unless required by law or regulation to preserve the intended benefits of the 2006 Plan to the Company or the participants: (i) change the minimum purchase price of shares pursuant to options or awards as provided in the 2006 Plan, (ii) extend the maximum period for granting options under the 2006 Plan, or (iii) otherwise materially increase the benefits accruing to Eligible Employees under the 2006 Plan.

The rights under any option or award granted before any amendment to the 2006 Plan may not be adversely affected by such amendment, except with the consent of the optionee or grantee, as the case may be.

ADMINISTRATION

The 2006 Plan will be administered by a committee designated by the Board (the "Committee"). Each member of the Committee will be (i) a Non-Employee Director (as defined in Rule 16b-3 of the Exchange Act), (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) for so long as the Company’s Common Stock is listed on the Nasdaq Stock Market, Inc., an “independent director as defined by Nasdaq’s Corporate Governance Rules. When it adopted the 2006 Plan, the Board of Directors designated its Compensation Committee as the administrator of the 2006 Plan. A majority of the Committee will constitute a quorum and a majority of a quorum may authorize any action. No failure to be so qualified will invalidate any option or award or any action or inaction under the 2006 Plan.

The Committee will have the power to identify each officer or key employee qualified to receive an option or award (an "Optionee" or "Grantee," respectively) and determine the number of shares subject to each option or award, the date of grant and the terms and conditions governing the option or award, including deferred vesting and/or exercisability and setting performance standards as a condition of vesting and/or exercisability. The Committee will also be charged with the responsibility of interpreting the 2006 Plan and making all administrative determinations.

ELIGIBILITY

All officers and other key employees of the Company or its subsidiaries designated by the Committee will be eligible to receive options or awards under the 2006 Plan ("Eligible Employees"), but no person may receive any options or awards unless he or she is an employee of the Company or a subsidiary at the time the option or award is granted.

TERMS AND CONDITIONS OF STOCK OPTIONS

TERM

All options granted under the 2006 Plan will be for such term as the Committee determines, provided that no options will be exercisable after the expiration of ten years and one day from the date granted. The Committee may, subsequent to the granting of any option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

PURCHASE PRICE

The 2006 Plan provides that the purchase price shall be set forth in the grant agreement between the Eligible Employee and the Company (“Option Agreement”). The purchase price per share under each Option must not be less than 100% of the fair market value of a share at the time the option is granted. "Fair market value" is defined generally as the last sale price reported on the Nasdaq National Market on a given date so long as the Common Stock is designated as a National Market System security.

The 2006 Plan provides that the purchase price for shares purchased upon exercise of an option is payable in full at the time of exercise. The purchase price may be paid in cash, by check or, at the Committee’s discretion and upon such terms and conditions as it shall approve, by transferring shares to the Company.

EXERCISE PERIOD

The 2006 Plan provides that if an Optionee's employment terminates due to death or disability, the right of the Optionee, his or her estate, beneficiary or representative to exercise any outstanding, vested options will terminate one year after such termination of employment. If the termination of employment is due to the Optionee's "Retirement" (as defined in the 2006 Plan), the option will be exercisable for a period of 18 months following such termination of employment. If an Optionee's employment terminates by reason of dismissal for "Cause" (as defined in the 2006 Plan) or is by the Optionee (other than due to Retirement), the Optionee’s right to exercise any outstanding, vested options will terminate on the date of termination of employment. If an Optionee's employment terminates without cause, the option will be exercisable for 90 days after termination of employment.

Notwithstanding the foregoing, the Committee may provide, either when the option is granted or thereafter, that the option may be exercised after periods provided above, but in no event beyond the term of the option.

Upon death or termination of employment due to disability or Retirement, all options will become immediately and fully exercisable.

CHANGE IN CONTROL PROVISIONS

In the event of a “Change in Control” (as defined in the 2006 Plan), all options outstanding on the date of the Change of Control will become immediately and fully exercisable.

TERMS AND CONDITIONS OF RESTRICTED STOCK

TERMS AND CONDITIONS

The 2006 Plan provides that upon granting a Restricted Stock Award, an Agreement (“Award Agreement’) between the Grantee and the Company will set forth the restrictions, terms, and conditions of the award. The Award Agreement may require that an appropriate legend be placed on share certificates. Upon the grant of the Restricted Stock, the shares will be issued in the Grantee’s name as soon as reasonably practicable after the purchase price, if any, is paid, and such shares will be deposited with the Escrow Agent pending termination of the restrictions which apply thereto. Upon delivery of such shares to the Escrow Agent, the Grantee will have all rights of a stockholder with respect to the shares, including the rights to vote and to receive all dividends paid or made with respect to the shares, unless the Committee in its discretion determines that such payment of dividends should be deferred.

If a Grantee receives rights or warrants with respect to any shares awarded as Restricted Stock, such rights or warrants or any shares or other securities the Grantee acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by the 2006 Plan.

When granting an Award of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on shares of Restricted Stock by the Company shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such shares, in which case such dividends shall be paid over to the Grantee, or (ii) the forfeiture of such shares pursuant to the 2006 Plan, in which case such dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the Grantee’s account until such time. In the event of such a deferral, interest shall be credited on the dividends held by the Company for the Grantee’s account from time to time at such rate per annum as the Committee determines in its discretion. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in clauses (i) and (ii) above in the manner specified in the Award Agreement.

RESTRICTIONS

The 2006 Plan provides that the restrictions on the shares of Restricted Stock will lapse at the time or times and on the terms, conditions and satisfaction of performance criteria as the Committee determines as may be set forth in the Award Agreement. Such restrictions will only lapse if the Grantee on the date of the lapse is then and has continuously been an employee of the Company or a subsidiary from the date the award was granted. In the event of a Change in Control, all restrictions on any shares of Restricted Stock lapse immediately and all such shares become fully vested in the Grantee. In the event of termination of employment as a result of a Grantee’s death, disability or Retirement, all restrictions on shares of Restricted Stock awarded to such Grantee will thereupon immediately lapse. The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions on shares of Restricted Stock awarded. When the restrictions lapse, the Company will deliver to the Grantee a certificate for the number of shares of Common Stock without any legend or restrictions (except those required by federal or state securities laws) equivalent to the number of shares of Restricted Stock for which the restrictions have terminated.

FEDERAL TAX CONSEQUENCES UNDER THE 2006 Plan

The following is a summary of the Federal income tax consequences of transactions under the 2006 Plan, based on Federal income tax laws in effect on January 1, 2006. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

Eligible Employees may be granted Nonqualified Stock Options and Restricted Stock Awards pursuant to the 2006 Plan.

Nonqualified Stock Options. Except as noted below, in the case of Nonqualified Stock Options: (1) no income is realized by the Optionee at the time the option is granted; (2) the Optionee realizes ordinary income at the time of exercise of the option in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Company is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee, subject to the Company's satisfaction of the reporting requirements and the ordinary and necessary test; and (4) upon disposition of the Common Stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares. Different rules may apply if Common Stock is purchased by an optionee who is also an officer or more than 10% stockholder. See "Special Rules Applicable to Corporate Insiders," below.

Restricted Stock Awards. A Grantee of a Restricted Stock Award generally will not be subject to federal income tax at the time the restricted stock is received, but will be subject to tax at ordinary income rates on the excess of (i) the fair market value of the restricted stock when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture over (ii) the amount (if any) paid for the stock by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days after the date of transfer of the shares will recognize taxable ordinary income in the year of receipt of the shares equal to the excess of the fair market value of such shares of restricted stock at the time of such transfer (determined without regard to the restrictions) over the purchase price (if any) of such restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock plus the amount included in gross income at the time of transfer if a timely Section 83(b) election is made, or if a timely Section 83 (b) election is not made, when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture.

If the restricted shares subject to a Section 83(b) election are forfeited before they are vested, the recipient may be entitled to a capital loss for Federal income tax purposes equal to the purchase price (if any) of the forfeited shares, but the recipient will not be entitled to a loss with respect to any income recognized as a result of the Section 83(b) election.

The holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the stock becomes vested or transferable. However, if the Grantee makes a timely Section 83(b) election to be taxed as of the date of the transfer of shares, the holding period commences on such date. As the Grantee's employer, the Company will generally be entitled to an income tax deduction equal to the amount that is taxable as ordinary income to the Grantee, subject to the reporting requirements and the ordinary and necessary test.

Dividends on Restricted Stock. Dividends on restricted stock transferred to a participant in the 2006 Plan which are paid to the Grantee before the stock becomes vested or transferable by the Grantee will generally be treated as compensation which is taxable as ordinary income to the Grantee and will be deductible by the Company, subject to satisfaction of the reporting requirements and the ordinary and necessary test. However, if the Grantee makes a timely Section 83(b) election with respect to the stock, dividends paid on such stock will be treated as dividend income to the Grantee, but will not be deductible by the Company.

Special Rules Applicable to Corporate Insiders. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") are not taxed until six months after exercise of a nonqualified stock option, with the excess of the fair market value of the shares of Common Stock received upon exercise over the option purchase price, determined as of the end of the six-month period, being taxed as ordinary income, and the holding period for treating any gain (or loss) as long-term capital gain (or loss) beginning at the end of such period. However, an Insider who elects to be taxed under Section 83(b) of the Code should be taxed on the difference between the fair market value of the shares at the time of exercise and the option purchase price.

Stock Swaps. The 2006 Plan provides that, with the Company's permission, an Optionee may transfer previously owned shares to the Company to satisfy the purchase price under an option (a "Stock Swap"). If a Stock Swap is used to exercise a Nonqualified Stock Option, the use of previously owned shares to pay the purchase price of an equal number of new shares generally will be tax-free to the Optionee, and he will carry over to the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the Stock Swap will generally be taxed as ordinary income in an amount equal to their fair market value at the time of the Stock Swap. The Optionee's basis in the incremental shares will be their fair market value on the date of the Stock Swap and the holding period for such shares will begin on the date of the Stock Swap.

Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 15% if the shares have been held for more than 12 months. Ordinary income is subject to tax at rates as high as 35%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses that are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

2006 PLAN BENEFITS

There were approximately 64 officers and 139 other employees of the Company and its subsidiaries as of December 31, 2005. Because the Committee has full discretion to determine who is a key employee, there is no way to predict how many employees may ultimately receive awards or options under the 2006 Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof under the 2006 Plan. No officers or other employees have received awards or will receive awards before the date of the Meeting.

Recommendation and Vote Required on Proposal 2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

Approval of the proposed 2006 Plan requires the affirmative vote of a majority of the votes cast on Proposal 2, in person or by proxy, by the holders of Common Stock.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP, independent public accountants, has audited the Company’s books and records since 2004. McGladrey & Pullen has advised the Company that one or more of its representatives will be present at the Meeting to make a statement if they so desire and to respond to appropriate questions. The Board’s Audit Committee will select the Company’s principal independent accountant for fiscal 2006 after the Meeting.

In March 2004 the Company dismissed Grant Thornton LLP (“GT”) as its principal independent accountant to audit the Company’s financial statements. The Audit Committee of the Board of Directors recommended, and the full Board approved, the decision to dismiss GT. GT’s reports on the Company’s financial statements for 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

STOCKHOLDER PROPOSALS

Stockholders of publicly-held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company’s stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the 2007 annual meeting of stockholders and wishes to have it included in the Company’s proxy statement for that meeting must deliver the proposal to the Corporate Secretary at the above address not later than December 18, 2006. All proposals must meet the requirements set forth in SEC rules and regulations in order to be eligible for inclusion in the proxy statement for that meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters that may come before the Meeting. If other matters come before the Meeting, the persons named in the proxy intend to vote on any such matters in accordance with the Board’s recommendation.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

Totowa, New Jersey	GREATER COMMUNITY BANCORP
March 16, 2006	Jeannette Chardavoyne, Vice President & Secretary

Exhibit A

GREATER COMMUNITY BANCORP
2006 LONG-TERM STOCK COMPENSATION PLAN
(Adopted by the Board of Directors on February 21, 2006)

1.     Purpose. The purpose of the Plan is to provide additional incentive to those officers and key employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to perform their assigned responsibilities faithfully and diligently and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options and Restricted Stock Awards.

2.         Definitions. For purposes of this Plan:

(a)         "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

(b)         "Award" means a grant of Restricted Stock.

(c)         "Bank" means Greater Community Bank, a Subsidiary.

(d)         "Board" means the Board of Directors of the Company.

(e)           "Cause" means the willful failure by an Optionee or Grantee to perform his duties with the Company or with any Subsidiary or the willful engaging in conduct that is injurious to the Company or any Subsidiary, monetarily or otherwise.

(f)          "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(g)          "Change in Control" means any of the following events: (i) when the Company or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of the Company or a Subsidiary or an employee benefit plan established or maintained by the Company, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities (a "Control Person"), (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company, a Subsidiary or an employee benefit plan established or maintained by the Company, a Subsidiary or any of their respective affiliates), (iii) upon the approval by the Company's shareholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) or the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (in either case, a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation;

provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than the Company, an employee benefit plan established or maintained by the Company or a Subsidiary, or an affiliate of the Company or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of the Company's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

(h)         "Code" means the Internal Revenue Code of 1986, as amended.

(i)           "Committee" means a committee consisting solely of two (2) or more directors appointed by the Board to administer the Plan and to perform the functions set forth herein. All of such directors shall be independent of management, as such concept may be determined from time to time by the Board. Unless otherwise determined by the Board, members of the Committee shall be (1) Non-Employee Directors (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) of the Company, (2) outside directors as defined pursuant to Section 162(m) of the Code (as it may be amended from time to time), and (3) for so long as the Company’s Shares are listed on the Nasdaq Stock Market, Inc. (“Nasdaq”), “independent directors” as defined by Nasdaq’s Corporate Governance Rules. Directors appointed by the Board to the Committee shall have the authority to act notwithstanding the failure to be so qualified.

(j)        "Company" means Greater Community Bancorp, a New Jersey corporation.

(k)       "Disability" with respect to an Eligible Employee means any of the following:

(i)         the condition that results when an individual has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Code (prior to the repeal of such Section);

(ii)         permanent and total disability as defined in an employee welfare plan maintained by the Company that is applicable to such Eligible Employee and that offers a long-term disability benefit; or

(iii)         a condition documented by a signed written opinion of a currently licensed medical doctor satisfactory to the Committee, which writing expresses a medical opinion that the Eligible Employee is permanently disabled, describes the reasons for such opinion of disability and the date of commencement of such disability.

(l)         "Eligible Employee" means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

(m)         "Escrow Agent" means the escrow agent under the Escrow Agreement, designated by the Committee.

(n)         "Escrow Agreement" means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

(o)         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(p)         "Fair Market Value" means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to quotation on the Nasdaq National Market (“Nasdaq”) or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on Nasdaq and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

(q)         "Grantee" means a person to whom an Award has been granted under the Plan.

(r)         "Nonqualified Stock Option" means an Option.

(s)           "Option" means a Nonqualified Stock Option. The Plan does not contemplate or permit the grant of Incentive Stock Options.

(t)         "Optionee" means a person to whom an Option has been granted under the Plan.

(u)         "Parent" means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

(v)         "Plan" means the Greater Community Bancorp 2006 Long-Term Stock Compensation Plan as set forth in this instrument and as it may be amended from time to time.

(w)         "Restricted Stock" means Shares awarded, issued or transferred to an Eligible Employee that are subject to restrictions as provided in Section 7 hereof.

(x)           "Retirement" means the retirement from active employment by the Company of an employee or officer but only if such person meets all of the following requirements: (i) the person has a minimum combined total of years of service and age equal to seventy-two (72), (ii) the person is age sixty-two (62) or older, and (iii) the person provides six (6) months prior written notice to the Company of the retirement. An employee or officer who retires but fails to meet any of such conditions shall not be deemed to be within the definition of "Retirement" for any purpose under this Plan or any Award or Option granted hereunder.

(y)            "Shares" means the Company’s common stock, $0.50 par value per share (including any new, additional or different stock or securities resulting from a Change in Capitalization).

(z)         "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa)        "Successor Corporation" means a corporation, or a parent or subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 425(a) of the Code applies.

3.         Administration.

(a)         The Committee shall administer the Plan. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall meet the requirements for independence from management described under the definition of “Committee” in Section 2 of the Plan. Notwithstanding the foregoing, no failure to be so qualified shall invalidate any Option or Award or any action or inaction under the Plan. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and the Company shall fully indemnify and hold harmless all members of the Committee with respect to any such action, determination or interpretation.

(b)         Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(i)         to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the restrictions or performance criteria relating to the vesting and/or exercisability of each Option and further including the purchase price per share of each Option;

(ii)         to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such the vesting and/or lapse of restrictions of such shares, and further including the purchase price per share, if any, of Restricted Stock;

(iii)         to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

(iv)        to determine the duration and purposes for leaves of absence that may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

(v)        generally to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.         Stock Subject to Plan.

(a)         The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is Four Hundred Thousand (400,000). Subject to the foregoing aggregate limitation, the maximum number of Shares (i) that may be issued or transferred pursuant to Options shall be Four Hundred Thousand (400,000), and (ii) that may be issued or transferred pursuant to Awards of Restricted Stock shall be One Hundred Thousand (100,000). In each case, upon a Change in Capitalization after the adoption of this Plan by the Board on February 21, 2006, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.

(b)         Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

(c)           Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

5.         Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options and/or Awards but no person shall receive any Options or Awards unless he is an employee of the Company or a Subsidiary at the time the Option or Award is granted.

6.         Stock Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

(a)         Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted.

(b)       Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

(c)         Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the Optionee’s beneficiaries, executors, administrators, heirs and successors.

(d)         Stock Options; Vesting. Subject to Section 6(h) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Upon the death, Disability or Retirement of an Optionee, all Options shall become immediately exercisable. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

(e)        Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

(f)        Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(g)         Termination of Employment. In the event that an Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

(i)         If the Optionee's termination of employment is due to his death or Disability, the Options shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate;

(ii)         If the Optionee's termination of employment is by the Company or a Subsidiary for Cause or is by the Optionee (other than due to the Optionee's Retirement), the Options shall terminate on the date of the Optionee's termination of employment;

(iii)         If the termination of employment is due to the Optionee's Retirement, the Options shall be exercisable (to the extent exercisable at the time of the Optionee's termination of employment due to Retirement) for a period of 18 months following such termination of employment, and shall thereafter terminate; and

(iv)         If the Optionee's termination of employment is for any other reason (including an Optionee's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Options (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option.

(h)       Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

(i)           Substitution and Modification. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall alter or impair any rights or obligations under the Option without the Optionee's consent, except as provided for in this Plan or the Agreement.

7.           Restricted Stock. The Committee may grant Awards of Restricted Stock that shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

(a)        Rights of Grantee.

(i)         Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow Agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 7(d), all dividends or other distributions paid or made with respect to the Shares.

(ii)         If a Grantee receives rights with respect to any Shares which were awarded to the Grantee as Restricted Stock, such rights or any Shares or other securities the Grantee acquires by the exercise of such rights may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

(b)         Non-Transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

(c)        Lapse of Restrictions.

(i)        Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary from the date the Award was granted.

(ii)        In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof.

(iii)        In the event of termination of employment as a result of a Grantee’s death, Disability or Retirement, all restrictions upon Shares of Restricted Stock awarded to such Grantee shall thereupon immediately lapse. The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder.

(d)         Treatment of Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 7(b) hereof, in which case such dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence, in the manner specified therein.

(e)         Delivery of Shares. When the restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee's legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Shares of Restricted Stock previously awarded to the Grantee that remain restricted shall be issued to the Grantee and held by the Escrow Agent, and the Agreement, as it relates to such Shares, shall remain in effect.

8.         Loans.

(a)         The Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Committee shall impose from time to time.

(b)           No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option or Award with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

(c)         No loan shall have an initial term exceeding ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Optionee's or Grantee's employment due to death, Retirement or Disability, or (ii) the date of termination of the Optionee's or Grantee's employment for any reason other than death, Retirement or Disability.

(d)         Loans under the Plan may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount for which such Shares are transferred.

(e)        A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged shares no longer required as security may be released to the Optionee or Grantee.

(f)            Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

(g)        Notwithstanding the foregoing, no loan shall be made to any executive officer in violation of federal legislation known as the Sarbanes-Oxley Act of 2002 or in violation of any other applicable provision of law.

9.         Adjustment Upon Changes in Capitalization.

(a)         In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b)         If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

10.         Effect of Certain Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of the Plan and the Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the

Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder.

11.         Release of Financial Information. At the time the Company’s annual report to shareholders is made available to shareholders, the Company may deliver a copy of such annual report to each Optionee. Alternatively, if the Company’s annual report to shareholders can be viewed on the Company’s internet website, the Company may advise each Optionee (either each time that the annual report is made available to shareholders or generally in the Option Agreement) that its annual report to shareholders may be viewed on the Company’s internet website. Upon request the Company shall at its election either (a) furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year, or (b) advise the requesting Optionee or Grantee that such reports are available to be viewed on the EDGAR (or equivalent) internet website maintained by the Securities and Exchange Commission and/or through the Company’s internet website.

12.         Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 9 and 10 hereof, no amendment shall be effective unless approved by the Company’s shareholders in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

(a)         increase the number of Shares as to which Options or Awards may be granted under the Plan; or

(b)         change the class of persons eligible to participate in the Plan.

The following amendments shall not require Shareholder approval unless required by law or regulation to preserve the intended benefits of the Plan to the Company or the participants:

(x)         change the minimum purchase price of Shares pursuant to Options or Awards as provided herein;

(y)         extend the maximum period for granting or exercising Options provided herein; or

(z)         otherwise materially increase the benefits accruing to Eligible Employees under the Plan.

Except as provided in Sections 9 and 10 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

13.         General Non-Exclusivity of the Plan; Effect on 2001 Employee Stock Option Plan. Except as stated below in this Section 13 with respect to the Company’s 2001 Employee Stock Option Plan, the adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved Options or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Notwithstanding the foregoing, upon approval of the adoption of this Plan by the Company’s shareholders no further options may be granted pursuant to the Greater Community Bancorp 2001 Employee Stock Option Plan.

14.        Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to;

(a)         give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b)         give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)         limit in any way the Company’s right to terminate the employment of any person at any time; or

(d)         be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

15.        Regulations and Other Approvals; Governing Law.

(a)         This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b)         The Company’s obligation to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c)         The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code (each as amended from time to time) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. Any provisions inconsistent with such Rule or Section shall be inoperative but shall not affect the validity of the Plan or any grants thereunder.

(d)         Except as otherwise provided in Section 12, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

(e)           Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Committee.

(f)         In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and the disposition is not otherwise exempt from such registration, the transfer of such Shares shall be restricted to the extent required by the 1933 Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

16.         Miscellaneous.

(a)         Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that

Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b)         Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts that the Company is required by law to withhold.

(c)         Designation of Beneficiary. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such beneficiary designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee or Grantee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

17.        Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present to be held within twelve (12) months of such adoption. No Options or Awards shall vest hereunder unless such shareholder approval is obtained.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY GREATER COMMUNITY BANCORP
		For	With- hold	For All Except
This proxy is solicited on behalf of the Board of Directors Annual Meeting of Stockholders April 18, 2006	1. To elect four directors for the terms described in the Proxy Statement. (Proposal 1)	☐	☐	☐

The undersigned stockholder of Greater Community Bancorp (the “Company”) hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Todd Suler as the undersigned’s proxies, with the power to act alone and with power of substitution, to cast all votes that the undersigned stockholder is entitled to cast at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held at 4:00 p.m., Eastern Time on Tuesday, April 18, 2006 at 55 Union Boulevard, Totowa, NJ 07512 and at all adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Nominees:                  M. A. Bramante
                                  William T. Ferguson
                                  Angelo J. Genova
                                  David Waldman

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For all except” and write the nominee’s name in the space provided below.

		For	Against	Abstain
	2. To approve the 2006 Long-Term Stock Compensation Plan. (Proposal 2)	☐	☐	☐

3.  The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the meeting in accordance with the determination of a majority of the Company’s Board of Directors.

	Please check box if you plan to attend the April 18, 2006 Annual Meeting.			☐

 This proxy will be voted as directed by the undersigned stockholder. Unless contrary instructions are given, this proxy will be voted FOR the matters listed in Proposals 1 and 2 and in accordance with the determination of a majority of the Company’s Board of Directors as to any other matters. The undersigned stockholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement.

Please be sure to sign and date this Proxy in the box below	Date
Stockholder sign above	Co-holder (if any) sign above)

^ Detach above card, sign, date and mail in postage paid envelope provided. ^
GREATER COMMUNITY BANCORP

Please date and sign exactly as your name(s) appear hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.